Paradigm Funds

Paradigm Value Fund

Paradigm Opportunity Fund

Paradigm Select Fund

Paradigm Capital Appreciation Fund

For Investors Seeking Long-Term Capital Appreciation

Prospectus

May 1, 2008, as amended December 18, 2008

As with all mutual funds, the Securities and Exchange Commission has not approved or disapproved of these securities, nor has the Commission determined that this Prospectus is complete or accurate. Any representation to the contrary is a criminal offense.

Paradigm Funds

NINE ELK STREET

ALBANY, NY  12207-1002

1-800-239-0732

www.paradigm-funds.com

Table of Contents

The Funds

4

The Goals, Principal Investments and Policies of the Funds

4

The Investment Selection Process Used by the Funds

5

The Principal Risks of Investing in the Funds

8

Who Should Invest

9

Performance History

10

Costs of Investing in the Funds

12

Expense Examples

13

Additional Investment Strategies and Risk Considerations

13

Who Manages the Funds

14

The Investment Advisor

14

The Portfolio Managers

15

How to Buy and Sell Shares

15

Pricing of Fund Shares

15

Customer Identification Program

16

Investing in the Funds

16

Minimum Investments

17

Market Timing

17

Types of Account Ownership

18

Instructions For Opening and Adding to an Account.

19

Telephone and Wire Transactions

20

Tax-Deferred Plans

20

Types of Tax-Deferred Accounts

21

Automatic Investment Plans

22

Instructions For Selling Fund Shares

22

Additional Redemption Information

24

Shareholder Communications

25

Dividends and Distributions

26

Taxes

27

Privacy Policy

28

Financial Highlights

29

Fund Service Providers

33

Where to go for Information

35

Prospectus 2

Your Guide

to the Prospectus

This Prospectus is designed to help you make an informed decision about whether investing in the Paradigm Funds is appropriate for you.  Please read it carefully before investing and keep it on file for future reference.  To make this Prospectus easy for you to read and understand, we have divided it into three sections: The Funds, Who Manages the Funds and How to Buy and Sell Shares.  Each section is organized to help you quickly identify the information that you are looking for.  The first section, The Funds, tells you four important things about the Funds that you should know before you invest:

•

Each Fund’s investment objective – what each Fund is trying to achieve.

•

The principal investment strategies of each Fund – how each Fund tries to meet its investment objective.

•

Each Fund’s method of selecting investments – how each Fund chooses its primary investments.

•

Risks you should be aware of – the principal risks of investing in each Fund.

The other sections of the Prospectus – Who Manages the Funds and How to Buy and Sell Shares – provide you with information about the Funds’ management, the services and privileges available to you, how we price shares of the Funds and how to buy and sell shares of the Funds.

The Capital Appreciation Fund is not currently available for shareholder purchases.

Prospectus 3

The Funds

Paradigm Funds

The Goals, Principal Investments and Policies of the Funds

The Value Fund

•

The Value Fund seeks long-term capital appreciation.

•

The Fund invests primarily in the common stocks, preferred stocks, warrants, and securities convertible into common stock of small capitalization companies ($1.5 billion or less) that the Advisor believes have the potential for capital appreciation.

The Opportunity Fund

•

The Opportunity Fund seeks long-term capital appreciation.

•

The Opportunity Fund invests primarily in the common stocks, preferred stocks, warrants, and securities convertible into common stock of companies with market capitalizations between $25 million and $2 billion that the Advisor believes have the potential for capital appreciation.

The Select Fund

•

The Select Fund seeks long-term capital appreciation.

•

The Select Fund invests primarily in the common stocks, preferred stocks, warrants, and securities convertible into common stock of companies with market capitalizations between $500 million and $10 billion that the Advisor believes have the potential for capital appreciation.

[Side panel: PARADIGM FUNDS ADVISOR LLC is the Funds’ investment advisor (“Advisor”).]

[Side panel: EACH FUND’S daily share price can be found at the Paradigm Funds website at www.paradigm-funds.com or by calling 1-800-239-0732.]

[Side panel: EACH FUND’S OBJECTIVE may be changed by the Board of Trustees without shareholder approval. You will receive advance written notice of any material changes to your Fund’s objective. If there is a material change, you should consider whether the Fund remains an appropriate investment for you.]

[Side panel: MARKET CAPITALIZATION is the most commonly used measure of the size and value of a company. A company’s market capitalization is computed by multiplying the current share price by the total number of shares outstanding.]

Prospectus 4

The Capital Appreciation Fund

•

The Capital Appreciation Fund seeks long-term capital appreciation.

•

The Fund invests primarily in common stocks of mid capitalization companies, defined by the

Advisor as those companies with market capitalizations between $1.5 billion and $15.0 billion at the time of purchase.

•

The Fund may invest in exchange traded funds (ETFs) that invest in mid capitalization companies when investment opportunities are limited, pending selection of individual securities, or for temporary purposes.

Other Investment Policies of the Funds

•

When investment opportunities are limited, a Fund may hold cash or cash-equivalents and invest without limit in obligations of the U.S. Government and its agencies, money market funds and money market securities, including high-grade commercial paper, certificates of deposit, repurchase agreements and short-term debt securities.   Under these circumstances, the Fund may not participate in stock market advances or declines to the same extent it would had it remained more fully invested in common stocks.

The Investment Selection Process Used by the Funds

Paradigm Funds Advisor LLC, the Funds’ investment advisor, invests in companies that the Advisor believes have potential for long-term capital appreciation.  The Advisor believes that inefficiencies exist in the small to mid capitalization universe, and uses these inefficiencies to select securities for the Funds.

[Side panel: MUTUAL FUNDS GENERALLY emphasize either “growth” or “value” styles of investing. Growth funds invest in companies that exhibit faster-than-average growth in revenues and earnings. Value funds invest in companies that appear underpriced according to certain financial measurements of their worth or business prospects. The Opportunity Fund focuses on both “growth” and “value” investing - a “blend” style.  The Value Fund, Select Fund and Capital Appreciation Fund emphasize a “value” style.]

[Side panel: QUANTITATIVE AND QUALITATIVE RESEARCH:  Quantitative research is used to measure value by analyzing certain metrics, such as price earnings multiples, price to cash flow, price to book ratios or price to revenue.  Qualitative measurements include analyzing business models, competitive advantages, corporate activity, and management decisions.  The Advisor uses both quantitative and qualitative analysis for the investment selection process of the Funds.]

Prospectus 5

The Value Fund

The Advisor searches for stocks that exhibit attractive valuations on several metrics, such as price to earnings multiples less than the forecasted earnings growth rate, price to cash flow and price to book ratios at or below industry averages.  The Advisor tracks investments using a proprietary valuation model to pinpoint companies that are trading at a discount to peers and/or historical valuations.  Once investment ideas meet screening criteria, the Advisor studies public filings and trade journals, and will generally interview company management.  The Advisor continues research by contacting vendors, competitors and customers to determine why the stock is trading at a discount and to identify catalysts that the Advisor believes will result in capital appreciation.

The Advisor frequently contacts company management and also uses these communications to determine whether management's goals are aligned with those of shareholders.  Final investment decisions are based on the Advisor’s confidence in management's ability to execute its strategy, the Advisor’s assessment of management’s character and the attractiveness of the stock's price based on internally prepared models and valuation metrics.

The Opportunity Fund

The Advisor takes an opportunistic approach when selecting securities, seeking underfollowed or out of favor companies that it believes are undervalued.  The Advisor searches for companies that exhibit attractive valuations on several metrics, such as price to earnings, price to cash flow, price to book and price to revenue.  Once a potential investment meets these valuation criteria, the Advisor studies public filings and trade journals, and will generally interview company management.  The Advisor continues research by contacting vendors, competitors and/or customers to determine why the stock is trading at a discount and to identify catalysts that the Advisor believes will result in capital appreciation.

The Advisor frequently contacts company management and also uses these communications to determine whether, in the Advisor’s opinion, management's goals are aligned with those of shareholders.  Final investment decisions are based on the Advisor’s confidence in management's ability to execute its strategy, the Advisor’s assessment of management’s character and the attractiveness of the stock's price based on internally prepared models and valuation metrics.  The Advisor will generally sell a Fund position if the company does not meet these criteria.

The Select Fund

The Advisor intends to concentrate the Select Fund’s portfolio in established companies with a market capitalization between $500 million to $10 billion with revenues of more than $1 billion.  These companies will generally have experienced management teams with a proven record of developing the business in a steady and profitable manner. The Advisor has found that conservatively managed companies, if purchased at a good price, can provide a more consistent return to investors than the more high potential / high risk alternatives.

Prospectus 6

The stock selection process begins with intensive use of a computer scoring system, measuring stocks by valuation, returns on capital, consistency of returns and financial strength. The selection process includes an evaluation of near term and long term outlook for the industry and an evaluation of management and their incentive compensation agreements and stock ownership.  After this research has been completed the Advisor selects what it believes to be the most promising investments.  The Advisor seeks a portfolio which is distributed among a variety of industries with holdings that are concentrated in companies it believes have solid long-term growth prospects.  The Advisor believes this process provides long-term capital appreciation potential in a manner consistent with the preservation of capital.

The Advisor regularly reviews each of the companies in the portfolio to confirm that each company is achieving the objectives which the Advisor believes are reasonable, and that each continues to hold promise of future appreciation.  The Advisor will generally sell a Fund position if the company no longer meets these criteria.  In the sale process, the Advisor considers, and attempts to minimize tax liability whenever possible.

The Capital Appreciation Fund

The Fund invests primarily in common stocks of mid capitalization companies, defined by the Advisor as those companies with market capitalizations between $1.5 billion and $15.0 billion at the time of purchase.  These companies will generally have experienced management teams with a proven record of developing the business in a steady and profitable manner.  The Advisor has found that conservatively managed companies, if purchased at a good price, can provide a more consistent return to investors than the more high potential / high risk alternatives.

The stock selection process begins with intensive use of a computer scoring system, measuring stocks by valuation, returns on capital, consistency of returns and financial strength. The selection process includes an evaluation of near term and long term outlook for the industry and an evaluation of management and their incentive compensation agreements and stock ownership.  After this research has been completed the Advisor selects what it believes to be the most promising investments.  The Advisor seeks a portfolio which is distributed among a variety of industries with holdings that are concentrated in companies it believes have solid long-term growth prospects.  The Advisor believes this process provides long-term capital appreciation potential in a manner consistent with the preservation of capital.

The Advisor regularly reviews each of the companies in the portfolio to confirm that each company is achieving the objectives which the Advisor believes are reasonable, and that each continues to hold promise of future appreciation.  The Advisor will generally sell a Fund position if the company no longer meets these criteria.  In the sale process, the Advisor considers, and attempts to minimize tax liability whenever possible.

Prospectus 7

The Principal Risks of Investing in the Funds

Risks of Small and Mid Capitalization Companies

Each Fund invests in the stocks of small and mid capitalization companies, which may subject the Funds to additional risks.  The earnings and prospects of these companies are generally more volatile than larger companies.  Small and mid capitalization companies may experience higher failure rates than do larger companies.  The trading volume of securities of small and mid capitalization companies is normally less than that of larger companies and, therefore, may disproportionately affect their market price, tending to make them fall more in response to selling pressure than is the case with larger companies.  Small and mid capitalization companies may have limited markets, product lines or financial resources and may lack management experience.  The Value Fund and the Opportunity Fund will generally be in smaller companies than the Select Fund and the Capital Appreciation Fund, and therefore may be subject to more risks.

Risks in General

Domestic economic growth and market conditions, interest rate levels, and political events are among the factors affecting the securities markets of each of the Fund’s investments.  There is the risk that these and other factors may adversely affect each Fund’s performance.  You could lose money investing in the Funds.  You should consider your own investment goals, time horizon, and risk tolerance before investing in the Funds.  An investment in either Fund may not be appropriate for all investors and is not intended to be a complete investment program.

Risks of Investing in Common Stocks

Each Fund invests primarily in common stocks, which subjects the Fund and its shareholders to the risks associated with common stock investing.  These risks include the financial risk of selecting individual companies that do not perform as anticipated, the risk that the stock markets in which the Funds invest may experience periods of turbulence and instability, and the general risk that domestic and global economies may go through periods of decline and cyclical change.  Many factors affect the performance of companies that each Fund invests in, including the strength of its management or the demand for its product or services.  You should be aware that the value of a company's share price may decline as a result of poor decisions made by management or lower demand for the company's products or services.  In addition, a company's share price may also decline if its earnings or revenues fall short of expectations.

There are overall stock market risks that may also affect the value of the Funds.  Over time, the stock market tends to move in cycles, with periods when stock prices rise generally and periods when stock prices decline generally.  In general, the value of a Fund’s investments may increase or decrease more than the stock market.

Prospectus 8

Sector Risk

Sector risk is the possibility that stocks within the same group of industries will decline in price due to sector-specific market or economic developments.  If the Advisor invests a significant portion of its assets in a particular sector, the Funds are subject to the risk that companies in the same sector are likely to react similarly to legislative or regulatory changes, adverse market conditions and/or increased competition affecting that market segment.  The sectors in which a Fund may be overweighted will vary.

Risks of Exchange Traded Funds

The Capital Appreciation Fund may invest in ETFs.  Investment in an ETF carries the risk that the market value of the ETF shares may differ from their net asset value.  This difference in price may be due to the fact that the supply and demand in the market for ETF shares at any point in time is not always identical to the supply and demand in the market for the underlying basket of securities.  Accordingly, there may be times when an ETF's shares trade at a premium or discount to its net asset value.  Also, if the area of the market representing the underlying index or benchmark does not perform as expected for any reason, the value of the investment in the ETF may decline. In addition, due to transactions via market prices rather than at net asset value, the performance based on an ETF may not completely replicate the performance of the underlying index.  The Capital Appreciation Fund will indirectly pay its proportionate share of any fees and expenses paid by the ETF in which it invests in addition to the fees and expenses paid directly by the Fund, many of which may be duplicated.  The Capital Appreciation Fund also will incur brokerage costs when it purchases ETFs.

Investment Management Risk

The Advisor's strategy may fail to produce the intended results.  Although the Funds’ Advisor has experience managing mutual funds and similar pooled investments, the Opportunity Fund, the Select Fund, and the Capital Appreciation Fund have limited operating history.

Who Should Invest

The Funds may be suitable for you if:

•

You are seeking long-term growth of capital – an investment horizon of at least five years.

•

You can tolerate risks associated with common stock investments.

•

You are not looking for current income.

The Value Fund and Opportunity Fund may be suitable for you if:

•

You are seeking a fund that emphasizes investments in small capitalization companies.

The Select Fund may be suitable for you if:

•

You are seeking a fund that emphasizes investments in small and mid capitalization companies.

The Capital Appreciation Fund may be suitable for you if:

•

You are seeking a fund that emphasizes investments in mid capitalization companies and ETFs.

Prospectus 9

Performance History

Performance information is presented for each of the Funds.  The bar charts and table indicate some of the risks of investing in the Funds.  The bar charts show calendar year total returns for the Funds for each full year since their inception, together with the best and worst quarters since inception. The table shows how the Funds’ average annual returns (before and after taxes) for the periods of one year, and since inception compared to those of a broad-based securities market index.  All presentations assume reinvestment of dividends and distributions.  As with all mutual funds, past results (before and after taxes) are not an indication of future performance.

Year By Year Total Returns As Of 12/31/07

Value Fund

[BAR CHART]

2007

  5.03%

2006

19.19%

2005

19.61%

2004

32.09%

2003

60.89%

Best Quarter (June 30, 2003)

+30.99%

Worst Quarter (March 31, 2003)

-5.95%

Opportunity Fund

[BAR CHART]

2007

  1.85%

2006

11.39%

2005

7.65%

Best Quarter (December 31, 2006)

+8.05%

Worst Quarter (June 30, 2006)

 -9.23%

Select Fund

[BAR CHART]

2007

  5.57%

2006

21.67%

2005

12.06%

Best Quarter (March 31, 2006)

+12.23%

Worst Quarter (June 30, 2006)

-3.31%

Capital Appreciation Fund

[BAR CHART]

2007

  -4.34%

Best Quarter (June 30, 2007)

+6.99%

Worst Quarter (September 30, 2007)

-7.35%

Prospectus 10

Performance History (continued)

                                                                                                                                                                                                Since

AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/07

   1 Year

5 Years

Inception

VALUE FUND (Fund Inception - January 1, 2003)

  Return Before Taxes

5.03%

26.03%

26.03%

  Return After Taxes on Distributions(1)

4.50%

24.54%

24.54%

  Return After Taxes on Distributions and Sale of Fund Shares(2)

3.98%

22.48%

22.48%

  Russell 2000 Value Index(3)

(9.78)%

15.80%

15.80%

OPPORTUNITY FUND (Fund Inception - January 1, 2005)

  Return Before Taxes

1.85%

6.89%

  Return After Taxes on Distributions(1)

 1.40%

 6.48%

  Return After Taxes on Distributions and Sale of Fund Shares(2)

 1.81%

 5.82%

Russell 2000 Index(4)

(1.57)%

6.80%

SELECT FUND (Fund Inception - January 1, 2005)

  Return Before Taxes

5.57%

12.91%

  Return After Taxes on Distributions(1)

5.54%

12.65%

  Return After Taxes on Distributions and Sale of Fund Shares(2)

3.65%

11.06%

 Russell 2000 Index(4)

(1.57)%

6.80%

 Russell 2500 Index(5)

1.38%

8.38%

CAPITAL APPRECIATION FUND (Fund Inception - January 1, 2007)

  Return Before Taxes

(4.34)%

(4.34)%

  Return After Taxes on Distributions(1)

(4.39)%

(4.39)%

  Return After Taxes on Distributions and Sale of Fund Shares(2)

(2.82)%

(2.82)%

  Russell MidCap Index(6)

5.60%

5.60%

(1)After-tax returns are calculated assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distribution using the highest individual federal marginal income tax rates at the time of the distribution and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(2)After-tax returns are calculated assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distribution and sold all shares at the end of each period using the highest individual federal marginal income tax rates at the time of the sale and do not reflect the impact of state and local taxes.  Your actual after-tax returns will depend on your situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

(3)The Russell 2000® Value Index (whose composition is different from the Fund) is an unmanaged index of small-capitalization stocks with lower price-to-book ratios and lower forecasted growth values than the total population of small-capitalization stocks.

(4)The Russell 2000® Index (whose composition is different from the Fund) consists of the smallest 2,000 companies in the Russell 3000 Index (which represents approximately 98% of the investable U.S. equity market). The Index is an unmanaged index generally considered as the premier index of small capitalization stocks.

(5)The Russell 2500® Index (whose composition is different from the Fund) measures the performance of the small to mid-cap segment of the U.S. equity universe, commonly referred to as "mid" cap. The Russell 2500 Index is a subset of the Russell 3000® Index. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.

(6)The Russell MidCap® Index (whose composition is different from the Fund) is an unmanaged index which measures the performance of the 800 smallest companies in the Russell 1000 Index, representing approximately 26% of the total market capitalization of the Russell 1000 Index.

Prospectus 11

Costs of Investing in the Funds

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Funds.  Annual fund operating expenses are paid out of the assets of each Fund, so their effect is already included in each Fund’s daily share price.  A redemption fee applies to certain redemptions of shares of the Funds.  For more information on this fee, see “Market Timing” on page 17 of this Prospectus.

[Side panel:  The Funds are no-load funds, which means you do not pay any fees when you buy or sell shares of a Fund. As a result, all of your investment goes to work for you.]

Shareholder Fees

Value

Opportunity

Select

Capital

Fund

     Fund

Fund

Appreciation

  Fund

(fees paid directly from your investment)

Sales Charge (Load) Imposed on Purchases

0.00%

0.00%

0.00%

0.00%

Deferred Sales Charge (Load)

0.00%

0.00%

0.00%

0.00%

Sales Charge (Load) Imposed

0.00%

0.00%

0.00%

0.00%

   on Reinvested Dividends

Wire Redemption Fee

$20.00

$20.00

$20.00

$20.00

IRA Custodian Fee (using the Fund’s custodian)

$8.00

$8.00

$8.00

$8.00

REDEMPTION FEES (as a percentage of the

2.00%

2.00%

2.00%

2.00%

amount redeemed) On shares sold after holding

them for 90 days or less.

Annual Fund Operating Expenses

(expenses that are deducted from Fund assets)

Management Fees(1)

2.00%

2.00%

1.50%

1.40%

12b-1 Distribution Fees

0.00%

0.00%

0.00%

0.00%

Dividend Expense on Securities Sold Short

   and Interest Expense

0.02%

0.00%

0.00%

0.00%

Acquired Fund Fees and Expenses(2)

0.03%

0.04%

0.02%

0.06%

Total Annual Fund Operating Expenses

2.05%

2.04%

1.52%

1.46%

Fee Waiver/Expense Reimbursement(3)

0.00%

(0.50%)

0.00%

(0.20%)

Net Annual Fund Operating Expenses

2.05%

1.54%

1.52%

1.26%

(1)The Advisor pays all operating expenses of the Funds, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions, extraordinary expenses and any indirect expenses, such as expenses incurred by other investment companies in which the Fund invests.  Effective May 1, 2008 fees payable under the Management Agreement between the Trust and the Adviser are fixed at 2.00% of the Paradigm Value Fund's average daily net assets up to $100 million and 1.75% of such assets in excess of $100 million.

(2)The Annual Fund Operating Expenses in this fee table will not correlate to the expense ratio in the Funds’ financial statements (or the financial highlights in this Prospectus) because the financial statements include only the direct operating expenses incurred by each Fund, not the indirect costs of investing in Acquired Funds.  Excluding the indirect costs of investing in Acquired Funds, Total Annual Fund Operating Expenses after fee waivers and expense reimbursments would be 2.02% for the Value Fund, 1.50% for the Opportunity Fund, 1.50% for the Select Fund and 1.20% for the Capital Appreciation Fund.

(3)The Advisor has contractually agreed to waive management fees and reimburse expenses to the extent necessary to maintain total annual operating expenses (excluding brokerage fees and commissions, interest and other borrowing expenses, taxes, extraordinary expenses and indirect costs of investing in Acquired Funds) at 1.50% of the Opportunity Fund’s average daily net assets and at 1.20% of the Capital Appreciation Fund’s average daily net assets through May 1, 2009

Prospectus 12

Expense Examples

The following example is intended to help you compare the cost of investing in the Funds with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% annual return each year and that the Fund’s operating expenses remain the same each year except for reimbursements reflected in the first year.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

[Side panel: UNDERSTANDING EXPENSES:  Operating a mutual fund involves a variety of expenses including those for portfolio management, shareholder statements, tax reporting and other services. These expenses are paid from each Fund’s assets in the form of management fees. Their effect is already factored into each Fund’s daily share price and returns.]

One Year

Three Years

Five Years

Ten Years

Your costs:

Value Fund

$208

$643

$1,103

$2,379

Opportunity Fund

$157

$591

$1,052

$2,329

Select Fund

$155

$480

   $829

$1,813

Capital Appreciation Fund

$128

$442

   $778

$1,729

Additional Investment Strategies and Risk Considerations

General

Each Fund invests primarily in common stocks and similar securities, including preferred stocks, warrants, securities convertible into common stock and securities purchased on a when-issued basis.  The Capital Appreciation Fund may invest in ETFs.

Portfolio Turnover

Each Fund generally purchases securities for long-term investment although, to a limited extent, a Fund may purchase securities in anticipation of relatively short-term price gains.  Short-term transactions may also result from liquidity needs, securities having reached a price or yield objective, changes in interest rates, or by reason of economic or other developments not foreseen at the time of the investment decision. The Funds may also sell one security and simultaneously purchase the same or comparable security to take advantage of short-term differentials in securities prices. Changes are made in each Fund's portfolio whenever the Advisor believes such changes are desirable.  Portfolio turnover rates are generally not a factor in making buy and sell decisions.  Increased portfolio turnover may cause a Fund to incur higher brokerage costs, which may adversely affect the Fund's performance, and may produce increased taxable distributions.

Portfolio Holdings Disclosure

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's portfolio securities is available in the Fund's Statement of Additional Information ("SAI").

Prospectus 13

Who Manages the Funds

The Investment Advisor

Paradigm Funds Advisor LLC is the investment advisor of the Funds and has responsibility for the management of the Funds' affairs, under the supervision of the Funds' Board of Trustees.  On December 16, 2005, Paradigm Funds Advisor LLC (the "Advisor") was organized to assume the obligations of Paradigm Capital Management, Inc.'s mutual fund management business.   The Advisor has been managing mutual funds since that time.  Paradigm Capital Management, Inc. was organized in 1994 and has been managing investment accounts and money since that time. Paradigm Capital Management, Inc. serves as investment adviser to individuals, trusts, retirement plans, non-profit organizations, and limited partnerships. Paradigm Capital Management, Inc. was formed to assume the investment advisory business of C.L. King & Associates, Inc., a registered broker/dealer. C.L. King & Associates was founded in 1972 and became a registered investment advisor in 1984. The Advisor, Paradigm Capital Management, Inc. and C.L. King & Associates, Inc. are affiliated companies through common ownership and shared resources. The address of the Advisor is Nine Elk Street, Albany, NY 12207.

The Advisor manages the investment portfolios of the Funds, subject to policies adopted by the Funds’ Board of Trustees.  Under the Management Agreement, the Advisor pays all operating expenses of the Funds, with the exception of taxes, borrowing expenses (such as (a) interest and (b) dividend expenses on securities sold short), brokerage commissions, extraordinary expenses and any indirect expenses, such as expenses incurred by other investment companies in which the Funds invest.  For the fiscal period ended December 31, 2007, the Advisor received an investment management fee equal to 2.00% of the average daily net assets of the Value Fund and 1.50% of the average daily net assets of the Opportunity Fund and the Select Fund.  The Advisor receives an annual investment management fee of 1.40% of the average daily net assets of the Capital Appreciation Fund.

A discussion regarding the basis for the Board of Trustees’ continuance and approval of the Management Agreements between the Value Fund, Opportunity Fund, Select Fund and Capital Appreciation and the Advisor is available in the Semi-Annual Report to Shareholders for the period ended June 30, 2007.

The Advisor (not the Funds) may pay certain financial institutions (which may include banks, brokers, securities dealers and other industry professionals) a fee for providing distribution related services and/or for performing certain administrative servicing functions for Fund shareholders to the extent these institutions are allowed to do so by applicable statute, rule or regulation.

Prospectus 14

The Portfolio Managers

Jonathan S. Vyorst, Senior Vice President, and Jason V. Ronovech, CFA and Vice President, of the Advisor, serve as Co-Portfolio Managers of the Value Fund and the Select Fund.  Mr. Ronovech, also serves as portfolio manager of the Opportunity Fund. Morris Ajzenman, CFA and Senior Vice President, serves as portfolio manager of the Capital Appreciation Fund.  Mr. Vyorst joined the Advisor in 2007 as a Portfolio Manager. He previously served as Managing Director and Portfolio Manager at William D. Witter Inc. (2006–2007) and as Vice President at Allianz Private Client Services (2001–2005). Mr. Ronovech joined the Advisor in 2000 as an Equity Analyst, and has served as Portfolio Manager and Analyst since 2005.  Mr. Ajzenman joined the Advisor in 2005 as an equity analyst.  Prior to joining the Advisor, Mr. Ajzenman was employed by Punk, Ziegel & Company (2001-2004) where he was the Senior Portfolio Manager and Analyst for the Woodbury Value Fund.  Prior to that, Mr. Ajzenman was a Senior Portfolio Manager and Analyst for Lazard Asset Management (1997-2000).  The Funds’ SAI provides information about each portfolio manager’s compensation, other accounts managed by the portfolio manager and the manager’s ownership of Fund shares.

How to Buy and Sell Shares

Pricing of Fund Shares

The price you pay for a share of a Fund, and the price you receive upon selling or redeeming a share of a Fund, is called the Fund’s net asset value (“NAV”).  The NAV is calculated by taking the total value of a Fund’s assets, subtracting its liabilities, and then dividing by the total number of shares outstanding, rounded to the nearest cent:

Net Asset Value  =  Total Assets – Liabilities / Number of Shares Outstanding

The NAV is generally calculated as of the close of trading on the New York Stock Exchange (normally 4:00 p.m.  Eastern time) every day the Exchange is open.  All purchases, redemptions or reinvestments of Fund shares will be priced at the next NAV calculated after your order is received in proper form by the Funds’ Transfer Agent, Mutual Shareholder Services.  Your order must be placed with the Transfer Agent prior to the close of the trading of the New York Stock Exchange in order to be confirmed for that day’s NAV.  Each Fund's assets are generally valued at their market value.  If market prices are not available or, in the Advisor's opinion, market prices do not reflect fair value, or if an event occurs after the close of trading (but prior to the time the NAV is calculated) that materially affects fair value, the Advisor may value the Fund's assets at their fair value according to policies approved by the Fund's Board of Trustees.  For example, if trading in a portfolio security is halted and does not resume before the Fund calculates its NAV, the

Prospectus 15

Advisor may need to price the security using the Fund's fair value pricing guidelines.  Without a fair value price, short term traders could take advantage of the arbitrage opportunity and dilute the NAV of long term investors.  Fair valuation of a Fund's portfolio securities can serve to reduce arbitrage opportunities available to short term traders, but there is no assurance that fair value pricing policies will prevent dilution of the Fund's NAV by short term traders.  The Funds may use pricing services to determine market value.

Customer Identification Program

IMPORTANT INFORMATION ABOUT

PROCEDURES FOR OPENING A NEW ACCOUNT

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies each person who opens an account.  This means that, when you open an account, we will ask for your name, address, date of birth, and other information that will allow us to identify you.  We may also ask for identifying documents, and may take additional steps to verify your identity.  We may not be able to open an account or complete a transaction for you until we are able to verify your identity.

Investing in the Funds

You may purchase shares directly through the Funds’ Transfer Agent or through a brokerage firm or other financial institution that has agreed to sell the Funds’ shares.  If you are investing directly in the Funds for the first time, you will need to establish an account by completing a Shareholder Account Application (To establish an IRA, complete an IRA Application).  To request an application, call toll-free 1-800-239-0732 or visit the website at www.paradigm-funds.com.  Your initial investment minimum can be found in the table below.  The Funds reserve the right to change the amount of these minimums from time to time or to waive them in whole or in part for certain accounts.  Investment minimums may be higher or lower to investors purchasing shares through a brokerage firm or other financial institution.

[Side panel: INVESTMENTS MADE THROUGH BROKERAGE FIRMS OR OTHER FINANCIAL INSTITUTIONS:  If you invest through a brokerage firm or other financial institution, the policies and fees may be different than those described here. Financial advisers, financial supermarkets, brokerage firms, and other financial institutions may charge transaction and other fees and may set different minimum investments or limitations on buying or selling shares. Consult a representative of your financial institution if you have any questions. Your financial institution is responsible for transmitting your order in a timely manner.]

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Minimum Investments

Initial

Additional

Regular Account

  $2,500

$100

Automatic Investment Plan

$1,000

  $100

*

IRA Account

$1,000

$100

*An Automatic Investment Plan requires a $100 minimum automatic monthly or quarterly investment.

All purchases must be made in U.S. dollars and checks must be drawn on U.S. banks.  No cash, money orders, travelers checks, credit cards, credit card checks, third party checks or other checks deemed to be high-risk checks will be accepted.  A $20 fee will be charged against your account for any payment check returned to the Transfer Agent or for any incomplete electronic fund transfer, or for insufficient funds, stop payment, closed account or other reasons.  If a check does not clear your bank or the Funds are unable to debit your predesignated bank account on the day of purchase, the Funds reserve the right to cancel the purchase.  If your purchase is canceled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of a decline in the value of the canceled purchase.  The Funds (or Funds’ agent) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Funds.  Your investment in the Funds should be intended to serve as a long-term investment vehicle.  The Funds are not designed to provide you with a means of speculating on the short-term fluctuations in the stock market.  The Funds reserve the right to reject any purchase request that they regard as disruptive to the efficient management of the Funds, which includes investors with a history of excessive trading.  The Funds also reserve the right to stop offering shares at any time.

Market Timing

The Funds discourage market timing.  Market timing is an investment strategy using frequent purchases, redemptions and/or exchanges in an attempt to profit from short term market movements. Market timing may result in dilution of the value of the Funds’ shares held by long-term shareholders, disrupt portfolio management and increase the Funds’ expenses for all shareholders.  For example, the Funds invest in smaller capitalization companies.  Because the securities of these companies may be infrequently traded, investors may seek to trade shares of the Funds in an effort to benefit from their understanding of the value of these securities (referred to as price arbitrage).  Such frequent trading may interfere with efficient management of the Funds' portfolios to a greater degree than it would with funds that invest in highly liquid securities.  This is because the Funds may have difficulty selling these portfolio securities at advantageous times or prices to satisfy large and/or frequent redemption requests.  To discourage large and frequent short-term trades by investors, and to compensate the Funds for costs that may be incurred by such trades, the Funds impose a redemption fee of

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2.00% of the total redemption amount (calculated at market value) if you sell or exchange your shares after holding them for 90 days or less. The redemption fee is paid directly to the Funds and is designed to offset brokerage commissions, market impact, or other costs that may be associated with short-term trading.  The Board of Trustees has adopted a policy directing the Funds to reject any purchase order with respect to one investor, a related group of investors or their agent(s), where it detects a pattern of purchases and sales of the Funds that indicates market timing or trading that it determines is abusive.  This policy generally applies to all the Funds shareholders.  While the Funds attempt to deter market timing, there is no assurance that the Funds will be able to identify and eliminate all market timers.  For example, certain accounts called "omnibus accounts" include multiple shareholders.  Omnibus accounts typically provide the Funds with a net purchase or redemption request on any given day where purchasers of the Funds’ shares and redeemers of the Funds’ shares are netted against one another and the identity of individual purchasers and redeemers whose orders are aggregated are not known by the Funds.  The netting effect often makes it more difficult for the Funds to detect market timing, and there can be no assurance that the Funds will be able to do so.

Types of Account Ownership

You can establish the following types of accounts by completing a Shareholder Account Application:

•

Individual or Joint Ownership

Individual accounts are owned by one person.  Joint accounts have two or more owners.

•

A Gift or Transfer to Minor (UGMA or UTMA) A UGMA/UTMA account is a custodial account managed for the benefit of a minor.  To open an UGMA or UTMA account, you must include the minor’s social security number on the application.

•

Trust

An established trust can open an account.  The names of each trustee, the name of the trust and the date of the trust agreement must be included on the application.

•

Business Accounts

Corporation and partnerships may also open an account.  The application must be signed by an authorized officer of the corporation or a general partner of a partnership.

•

IRA Accounts

See “Tax-Deferred Plans” on page 20.

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Instructions For Opening and Adding to an Account

TO OPEN AN ACCOUNT

By Mail

Complete and sign the Shareholder Application or an IRA Application.

Make your check payable to Paradigm Funds

• For IRA accounts, please specify the year for which the contribution is made.

Mail the application and check to:

Paradigm Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

By overnight courier, send to:

Paradigm Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TO ADD TO AN ACCOUNT

By Mail

Complete the investment slip that is included with your account statement, and write your account number on your check.  If you no longer have your investment slip, please reference your name, account number, and address on your check.

Mail the slip and the check to:

Paradigm Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

TO OPEN AN ACCOUNT By Wire Call 1-877-59-FUNDS for instructions prior to wiring funds.	TO ADD TO AN ACCOUNT By Wire Send your investment to US Bank N.A. Call 1-877-59-FUNDS for instructions prior to wiring funds.

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Telephone and Wire Transactions

With respect to all transactions made by telephone, the Funds and the Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine.  Such procedures may include, among others, requiring some form of personal identification prior to acting upon telephone instructions, providing written confirmation of all such transactions, and/or tape recording all telephone instructions.  If reasonable procedures are followed, then neither the Funds nor the Transfer Agent will be liable for any loss, cost, or expense for acting upon an investor's telephone instructions or for any unauthorized telephone redemption.  In any instance where the Funds’ Transfer Agent is not reasonably satisfied that instructions received by telephone are genuine, neither the Funds nor the Transfer Agent shall be liable for any losses which may occur because of delay in implementing a transaction.

If you purchase your initial shares by wire, the Transfer Agent first must have received a completed account application and issued an account number to you.  The account number must be included in the wiring instructions.  The Transfer Agent must receive your account application to establish shareholder privileges and to verify your account information.  Payment of redemption proceeds may be delayed and taxes may be withheld unless the Funds receive a properly completed and executed account application.

Shares purchased by wire will be purchased at the NAV next determined after the Transfer Agent receives your wired funds and all required information is provided in the wire instructions.  If wired funds are received by the Transfer Agent no later than 4:00 p.m.  Eastern time, then the shares purchased will be priced at the NAV determined on that business day.  If the wire is not received by 4:00 p.m.  Eastern time, the purchase will be effective at the NAV next calculated after receipt of the wire.

Tax-Deferred Plans

If you are eligible, you may set up one or more tax-deferred accounts.  A tax-deferred account allows you to shelter your investment income and capital gains from current income taxes.  A contribution to certain of these plans may also be tax deductible.  Tax-deferred accounts include retirement plans described below.  Distributions from these plans are generally subject to an additional tax if withdrawn prior to age 59 1/2 or used for a nonqualifying purpose.  Investors should consult their tax advisor or legal counsel before selecting a tax-deferred account.

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US Bank, N.A., serves as the custodian for the tax-deferred accounts offered by the Funds.  You will be charged an annual account maintenance fee of $8 for each tax-deferred account you have with the Funds.  You may pay the fee by check or have it automatically deducted from your account (usually in December).  The custodian reserves the right to change the amount of the fee or to waive it in whole or part for certain types of accounts.

Types of Tax-Deferred Accounts

•

Traditional IRA

In an individual retirement account, your contribution may or may not be deductible depending on your circumstances.  Assets can grow tax-deferred and distributions are taxable as income.

•

Roth IRA

An IRA with non-deductible contributions, tax-free growth of assets, and tax-free distributions for qualified distributions.

•

Spousal IRA

An IRA funded by a working spouse in the name of a non-earning spouse.

•

SEP-IRA

An individual retirement account funded by employer contributions.  Your assets grow tax-deferred and distributions are taxable as income.

•

Keogh or Profit Sharing Plans

These plans allow corporations, partnerships and individuals who are self-employed to make tax-deductible contributions.

•

403(b) Plans

An arrangement that allows employers of charitable or educational organizations to make voluntary salary reduction contributions to a tax-deferred account.

•

401(k) Plans

Allows employees of corporations of all sizes to contribute a percentage of their wages on a tax-deferred basis.  These accounts need to be established by the trustee of the plan.

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Automatic Investment Plans

By completing the Automatic Investment Plan section of the account application, you may make automatic monthly or quarterly investments ($100 minimum per purchase) in the Funds from your bank or savings account.  Your initial investment minimum is $1,000 if you select this option.  Shares of the Funds may also be purchased through direct deposit plans offered by certain employers and government agencies.  These plans enable a shareholder to have all or a portion of their payroll or Social Security checks transferred automatically to purchase shares of the Funds.

FOR INVESTING

Automatic Investment Plan

Payroll Direct Deposit Plan

For making automatic investments

For making automatic investments from

from a designated bank account.

your payroll check.

Dividend Reinvestment

All income dividends and capital gains distributions will be automatically reinvested in shares of the applicable Fund unless you indicate otherwise on the account application or in writing.

Instructions For Selling Fund Shares

You may sell all or part of your shares on any day that the New York Stock Exchange is open for trading.  Your shares will be sold at the next NAV per share calculated after your order is received in proper form by the Transfer Agent.  The proceeds of your sale may be more or less than the purchase price of your shares, depending on the market value of a Fund’s securities at the time of your sale.  Your order will be processed promptly and you will generally receive the proceeds within seven days after receiving your properly completed request.  The Funds will not mail any proceeds unless your investment check has cleared the bank, which may take up to fifteen calendar days.  This procedure is intended to protect each Fund and its shareholders from loss.  If the dollar or share amount requested is greater than the current value of your account, your entire account balance will be redeemed.  If you choose to redeem your account in full, any automatic services currently in effect for the account will be terminated unless you indicate otherwise in writing.

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TO SELL SHARES

By Mail

Write a letter of instruction that includes:

•

The names(s) and signature(s) of all account owners.

•

Your account number.

•

The dollar or share amount you want to sell.

•

Where to send the proceeds.

•

If redeeming from your IRA, please note applicable withholding requirements.

•

Obtain a signature guarantee or other documentation, if required.

Mail your request to:

By overnight courier, send to:

Paradigm Funds

Paradigm Funds

c/o Mutual Shareholder Services

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

Broadview Heights, OH 44147

By Telephone

•

You will automatically be granted

•

You will not be able to redeem by

telephone redemption privileges

telephone and have a check sent to

unless you decline them in writing

your address of record for a period of

or indicate on the appropriate sec-

15 days following an address change.

tion of the account application that

you decline this option.  Otherwise,

•

Unless you decline telephone

you may redeem Fund shares by

privileges in writing or on your

calling 1-877-59-FUNDS.  Redemption

account application, as long as the

proceeds will only be mailed to your

Fund takes reasonable measures to

address of record.

verify the order, you may be respon-

sible for any fraudulent telephone order.

•

You may only redeem a maximum of

$25,000 per day by telephone.

For specific information on how to redeem your account, and to determine if a signature guarantee or other documentation is required, please call toll-free in the U.S. 1-877-59-FUNDS.

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Additional Redemption Information

Signature Guarantees

Signature guarantees are designed to protect both you and the Funds from fraud.  A signature guarantee of each owner is required to redeem shares in the following situations:

•

If you change ownership on your account.

•

If you request the redemption proceeds to be sent to a different address than that registered on the account.

•

If a change of address request has been received by the Transfer Agent within the last 15 days.

•

If you wish to redeem $25,000 or more from any shareholder account.

Signature guarantees can be obtained from most banks, savings and loan associations, trust companies, credit unions, broker/dealers, and member firms of a national securities exchange.  Call your financial institution to see if it has the ability to guarantee a signature.  A notary public cannot provide signature guarantees.

The Funds reserve the right to require a signature guarantee under other circumstances or to delay a redemption when permitted by Federal Law.  For more information pertaining to signature guarantees, please call 1-877-59-FUNDS.

Corporate, Trust and Other Accounts

Redemption requests from corporate, trust, and other accounts may require documents in addition to those described above, evidencing the authority of the officers, trustees or others.  In order to avoid delays in processing redemption requests for these accounts, you should call the Transfer Agent at 1-877-59-FUNDS to determine what additional documents are required.

Address Changes

To change the address on your account, call the Transfer Agent at 1-877-59-FUNDS or send a written request signed by all account owners.  Include the account number(s) and name(s) on the account and both the old and new addresses.  Certain options may be suspended for a period of 15 days following an address change.

Transfer of Ownership

In order to change the account registration or transfer ownership of an account, additional documents will be required.  In order to avoid delays in processing these requests, you should call the Transfer Agent at 1-877-59-FUNDS to determine what additional documents are required.

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Redemption Initiated by the Funds

Because there are certain fixed costs involved with maintaining your account, the Funds may require you to redeem all of your shares if your account balance in a Fund falls below $1,000.  After your account balance falls below the minimum balance, you will receive a notification from the Funds indicating its intent to close your account along with instructions on how to increase the value of your account to the minimum amount within 60 days.  If your account balance is still below $1,000 after 60 days, the Funds may close your account and send you the proceeds.  This minimum balance requirement does not apply to IRAs and other tax-sheltered investment accounts.  The right of redemption by the Funds will not apply if the value of your account balance falls below $1,000 because of market performance.  All shares of a Fund are also subject to involuntary redemption if the Board of Trustees determines to liquidate the Fund.  Any involuntary redemption will create a capital gain or loss, which may have tax consequences about which you should consult your tax advisor.

Shareholder Communications

Account Statements

Every quarter, shareholders of the Funds will automatically receive account statements.  You will also be sent a yearly statement detailing the tax characteristics of any dividends and distributions you have received.

Confirmations

Confirmation statements will be sent after each transaction that affects your account balance or account registration.

Regulatory Mailings

Financial reports will be sent at least semiannually.  Annual reports will include audited financial statements.  To reduce expenses, one copy of each report will be mailed to each taxpayer identification number even though the investor may have more than one account in the Funds.

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Dividends and Distributions

Each Fund intends to pay income and capital gains distributions at least once a year and expects that distributions will consist primarily of capital gains.  You may elect to reinvest income dividends and capital gain distributions in the form of additional shares of the Funds or receive these distributions in cash.  Dividends and distributions from each Fund are automatically reinvested in the Fund, unless you elect to have dividends paid in cash.  Reinvested dividends and distributions receive the same tax treatment as those paid in cash.  If you are interested in changing your election, you may call the Transfer Agent at 1-877-59-FUNDS or send a written notification to:

Paradigm Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

[Side panel: WHAT IS A REDEMPTION?  A redemption is a sale by you to a Fund of some or all of your shares. The price per share you receive when you redeem Fund shares may be more or less than the price at which you purchased those shares. When you redeem your shares, you will generally have a gain or loss, depending upon whether the amount you receive for your shares is more or less than your cost or other basis in the shares.]

[Side panel: REDEMPTION IN KIND:  The Funds intend to make payments for all redemptions in cash, however, if a Fund believes that conditions exist which make cash payments detrimental to the best interests of a Fund, payment for shares redeemed may be made in whole or in part through a distribution of portfolio securities chosen by the Advisor (under the supervision of the Board of Trustees). If payment is made in securities, a shareholder may incur transaction costs in converting these securities into cash after the redemption.]

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Taxes

Fund dividends and distributions are taxable to most investors (unless your investment is in an IRA or other tax-deffered account).  Dividends paid by a Fund out of net ordinary income and distributions of net short-term capital gains are taxable to the shareholders as ordinary income.

Distributions by a Fund of net long-term capital gains to shareholders are generally taxable to the shareholders at the applicable long-term capital gains rate, regardless of how long the shareholder has held shares of the Fund.

Redemptions of shares of a Fund are taxable events which you may realize as a gain or loss.  The amount of the gain or loss and the rate of tax will depend mainly upon the amount paid for the shares, the amount received from the sale, and how long the shares were held.

A Fund’s distributions may be subject to federal income tax whether received in cash or reinvested in additional shares.  In addition to federal taxes, you may be subject to state and local taxes on distributions.

Because everyone’s tax situation is unique, always consult your tax professional about federal, state, and local tax consequences of an investment in the Funds.

[Side panel: WHAT IS A DISTRIBUTION? As a shareholder, you are entitled to your share of a Fund’s income from interest and dividends, and gains from the sale of investments. You receive such earnings as either an income dividend or a capital gains distribution. Income dividends come from both the dividends that a Fund earns from its holdings and interest it receives from its money market and bond investments. Capital gains are realized when a Fund sells securities for higher prices than it paid for them. The capital gains are either short-term or long-term depending on whether a Fund held the securities for less than or more than one year.]

[Side panel: WHEN A FUND makes a distribution to its shareholders, the share price of the Fund drops by the amount of the distribution, net of any market fluctuations.]

[Side panel: “BUYING A DIVIDEND”  If you purchase shares of a Fund just before it makes a distribution, you will pay the full price for the shares and then receive a portion back in the form of a taxable distribution. This is referred to as “buying a dividend”. In order to avoid paying unnecessary taxes as a result of the distribution, check the Funds’ distribution schedule before you invest.]

Prospectus 27

PRIVACY POLICY

The following is a description of the Funds’ policies regarding disclosure of nonpublic personal information that you provide to the Funds or that the Funds collect from other sources.  In the event that you hold shares of the Funds through a broker-dealer or other financial intermediary, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

Categories of Information the Funds Collect.  The Funds collect the following nonpublic personal information about you:

•

Information the Funds receive from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of  birth); and

•

Information about your transactions with the Fund company, its affiliates,

or others (such as your account number and balance, payment

history, parties to transactions, cost basis information, and other financial information).

Categories of Information the Funds Disclose.  The Funds do not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law.  The Funds are permitted by law to disclose all of the information they collect, as described above, to their service providers (such as the Funds’ custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

Confidentiality and Security.  The Funds restrict access to your nonpublic personal information to those persons who require such information to provide products or services to you.  The Funds maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

Prospectus 28

Financial Highlights

The financial highlights table is intended to help you understand each Fund's financial performance since inception.  Certain information reflects financial results for a single Fund share.  The total returns in the table represent the rate you would have earned (or lost) on an investment in each Fund (assuming reinvestment of all dividends and distributions).  The financial information for the years ended December 31, 2004 through December 31, 2007 has been audited by Cohen Fund Audit Services, Ltd., whose report, along with each Fund's financial statements, is included in the Funds’ annual report, which is available upon request.  The financial information for 2003 has been audited by other auditors.

Paradigm Value Fund

Financial Highlights - Paradigm Value Fund

Selected data for a share outstanding	1/1/2007	1/1/2006	1/1/2005	1/1/2004	1/1/2003 *
throughout the period:	to	to	to	to	to
	12/31/2007	12/31/2006	12/31/2005	12/31/2004	12/31/2003

Net Asset Value - Beginning of Period	$ 48.55	$ 42.90	$ 37.51	$ 28.83	$ 20.00
Net Investment Loss **	(0.40)	(0.47)	(0.40)	(0.44)	(0.33)
Net Gains on Securities (realized and unrealized)	2.84	8.69	7.75	9.69	12.52
Total from Investment Operations	2.44	8.22	7.35	9.25	12.19

Distributions (From Net Investment Income)	-	-	-	-	-
Distributions (From Capital Gains)	(1.73)	(2.58)	(1.96)	(0.57)	(3.36)
Total Distributions	(1.73)	(2.58)	(1.96)	(0.57)	(3.36)
Proceeds from Redemption Fee	0.01	0.01	-	-	-

Net Asset Value - End of Period	$ 49.27	$ 48.55	$ 42.90	$ 37.51	$ 28.83

Total Return ***	5.03%	19.19%	19.61%	32.09%	60.89%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 116,247	$ 56,743	$ 24,002	$ 14,528	$ 4,213

Ratio of Expenses to Average Net Assets,
Excluding Dividends on Securities Sold Short
and Interest Expense	2.00%	2.00%	2.00%	1.99%	2.00%
Ratio of Dividend Expense on Securities Sold Short
and Interest Expense to Average Net Assets	0.02%	0.02%	0.06%	0.04%	-
Ratio of Expenses to Average Net Assets	2.02%	2.02%	2.06%	2.03%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-0.78%	-1.02%	-0.98%	-1.34%	-1.28%

Portfolio Turnover Rate	59.75%	69.95%	67.39%	91.66%	138.81%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Prospectus 29

Paradigm Opportunity Fund

Financial Highlights - Paradigm Opportunity Fund

Selected data for a share outstanding throughout the period:	1/1/2007	1/1/2006	1/1/2005*
	to	to	to
	12/31/2007	12/31/2006	12/31/2005

Net Asset Value - Beginning of Period	$ 23.21	$ 21.33	$ 20.00
Net Investment Income (Loss) **	(0.04)	(0.04)	0.04
Net Gains (Loss) on Securities (realized and unrealized)	0.47	2.47	1.49
Total from Investment Operations	0.43	2.43	1.53

Distributions (From Net Investment Income)	-	-	(0.02)
Distributions (From Capital Gains)	(0.70)	(0.55)	(0.18)
Total Distributions	(0.70)	(0.55)	(0.20)
Proceeds from Redemption Fee	-	-	-

Net Asset Value - End of Period	$ 22.94	$ 23.21	$ 21.33

Total Return ***	1.85%	11.39%	7.65%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 5,613	$ 3,719	$ 3,289

Before Reimbursement
Ratio of Expenses to Average Net Assets	2.00%	2.00%	2.00%
Ratio of Net Investment Loss to Average Net Assets	-0.67%	-0.68%	-0.11%
After Reimbursement
Ratio of Expenses to Average Net Assets ****	1.50%	1.50%	1.69%
Ratio of Net Investment Income (Loss) to Average Net Assets ****	-0.17%	-0.18%	0.21%

Portfolio Turnover Rate	169.26%	122.62%	129.06%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. **** Such percentages reflect an expense waiver by the Advisor.

Prospectus 30

Paradigm Select Fund

Financial Highlights - Paradigm Select Fund

Selected data for a share outstanding throughout the period:	1/1/2007	1/1/2006	1/1/2005*
	to	to	to
	12/31/2007	12/31/2006	12/31/2005

Net Asset Value - Beginning of Period	$ 26.48	$ 22.33	$ 20.00
Net Investment Loss **	(0.06)	(0.08)	(0.08)
Net Gains on Securities (realized and unrealized)	1.54	4.92	2.49
Total from Investment Operations	1.48	4.84	2.41

Distributions (From Net Investment Income)	-	-	-
Distributions (From Capital Gains)	(0.05)	(0.69)	(0.08)
Total Distributions	(0.05)	(0.69)	(0.08)
Proceeds from Redemption Fee	-	-	-

Net Asset Value - End of Period	$ 27.91	$ 26.48	$ 22.33

Total Return ***	5.57%	21.67%	12.06%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 11,109	$ 6,674	$ 2,521

Ratio of Expenses to Average Net Assets	1.50%	1.50%	1.50%
Ratio of Net Investment Loss to Average Net Assets	-0.23%	-0.30%	-0.36%

Portfolio Turnover Rate	64.68%	72.15%	68.56%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares.

Prospectus 31

Paradigm Capital Appreciation Fund

Financial Highlights - Paradigm Capital Appreciation Fund

Selected data for a share outstanding throughout the period:	1/1/2007*
to
12/31/2007

Net Asset Value - Beginning of Period	$ 20.00
Net Investment Income (Loss) **	0.04
Net Gains (Loss) on Securities (realized and unrealized)	(0.91)
Total from Investment Operations	(0.87)

Distributions (From Net Investment Income)	(0.03)
Distributions (From Capital Gains)	-
Total Distributions	(0.03)
Proceeds from Redemption Fee	-

Net Asset Value - End of Period	$ 19.10

Total Return ***	(4.34)%

Ratios/Supplemental Data
Net Assets - End of Period (Thousands)	$ 4,311

Before Reimbursement
Ratio of Expenses to Average Net Assets	1.40%
Ratio of Net Investment Loss to Average Net Assets	-0.03%
After Reimbursement
Ratio of Expenses to Average Net Assets ****	1.20%
Ratio of Net Investment Income to Average Net Assets ****	0.17%

Portfolio Turnover Rate	82.42%

* Commencement of operations. ** Per share amount calculated using the average shares method.
*** Total return in the above table represents the rate that the investor would have earned or lost on an investment in the fund assuming reinvestment of dividends. Returns do not reflect the deduction of taxes a shareholder would pay on Fund distributions or redemption of Fund shares. **** Such percentages reflect an expense waiver by the Advisor.

Prospectus 32

Fund Service Providers

Custodian

Independent Registered Public Accounting Firm

US Bank, N.A.

Cohen Fund Audit Services, Ltd.

Fund Administrator

Legal Counsel

Premier Fund Solutions, Inc.

Thompson Hine LLP

Investment Advisor

Transfer Agent

Paradigm Funds Advisor LLC

Mutual Shareholder Services, LLC

Prospectus 33

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Prospectus 34

Where To Go For Information

For shareholder inquiries, please call toll-free in the U.S. at 1-800-239-0732. You will also find more information about the Funds at www.paradigm-funds.com and in the following documents:

Statement of Additional Information

The Statement of Additional Information contains additional and more detailed information about the Fund, and is considered to be a part of this Prospectus.  Additional information about the Fund's investments is available in the Fund's annual and semi-annual reports to shareholders.  In the Fund's annual report, you will find a discussion of the market conditions and investment strategies that significantly affected the Fund's performance during its last fiscal year.  There are three ways to get a copy of these documents.

1.

Call or write for one, and a copy will be sent without charge.

Paradigm Funds

c/o Mutual Shareholder Services

8000 Town Centre Drive, Suite 400

Broadview Heights, OH 44147

1-877-59-FUNDS

2.  Call or write the Public Reference Section of the Securities and Exchange Commission ("SEC") and ask them to mail you a copy. The SEC charges a fee for this service. You can also review and copy information about the Fund in person at the SEC Public Reference Room in Washington D.C.

Public Reference Section of the SEC
100 F Street NE

Washington D.C. 20549-0102

1-202-551-8090

Copies of these documents may also be obtained, after paying a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov

3.  Go to the SEC's website (www.sec.gov) and download a text-only version.

PARADIGM FUNDS   SEC file number 811-21233

No dealer, salesman, or other person has been authorized to give any information or to make any representations, other than those contained in this Prospectus, and, if given or made, such other information or representations must not be relied upon as having been authorized by the Funds or the Advisor.  This Prospectus does not constitute an offering in any state in which such offering may not lawfully be made.

Prospectus 35

Paradigm Funds

NINE ELK STREET

ALBANY, NY  12207-1002

1-800-239-0732

www.paradigm-funds.com